ITEM 5. Other Events

     In  a  press  release  dated  June  27,  2003,  Flotek  Industries,   Inc.,
(OTCBB:FLTK) announced its intentions to divest its Equipment Specialties Division located in Duncan Oklahoma.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

            Exhibit 99.1 Press Release dated June 27, 2003




     Signatures


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Flotek Industries, Inc.

     Dated June 27, 2003     By: /s/  Mark D. Kehnemund
                             ----------------------------------------
                             Chief Financial Officer